EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HOMASSIST CORPORATION (the "Company") on Form 10-QSB for the period ended April 30, 2006, as filed with the Securities and Exchange Commission  on the date hereof (the  "Report"),  I, Irene Braham, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Irene Braham

Date: June 14, 2006               Irene Braham

                                                  Chief Executive Officer, principal executive officer